Possible Impact of Amendments, New Standards, Interpretations and Disclosures Issued but Not Yet Effective for the Year Ended December 31, 2018	12 Months Ended
Dec. 31, 2018
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Possible Impact of Amendments, New Standards, Interpretations and Disclosures Issued but Not Yet Effective for the Year Ended December 31, 2018
38	POSSIBLE IMPACT OF AMENDMENTS, NEW STANDARDS, INTERPRETATIONS AND DISCLOSURES ISSUED BUT NOT YET EFFECTIVE FOR THE YEAR ENDED DECEMBER 31, 2018

Up to the date of issue of these consolidated financial statements, the IASB has issued a number of amendments and new standards and interpretations which are not yet effective for the year ended December 31, 2018 and which have not been adopted in these consolidated financial statements.

Of these developments, the following relate to matters that may be relevant to the Group’s operations and financial statements:

Effective for accounting periods beginning on or after

IFRS 16	January 1, 2019

IFRIC – Int 23	January 1, 2019

Amendments to IAS 28	January 1, 2019

Annual Improvements to IFRS Standards 2015-2017 Cycle	January 1, 2019

Amendments to IAS 19	January 1, 2019

Amendment to IFRS 3	January 1, 2020

Amendments to IFRS 10 and IAS 28	NA	*

*	In December the IASB decided to defer the application date of this amendment until such time as the IASB has finalized its research project on the equity method.

IFRS 16 “Leases”

IFRS 16 was issued in January 2016. For lessee, it will result in almost all leases being recognized on the balance sheets, as the distinction between operating and finance leases is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. The only exceptions are short-term and low value leases. This accounting treatment is significantly different from the lessee accounting for leases that are classified as operating leases under IAS 17. The accounting for lessors will not significantly change.

In accordance with IFRS 16, the lessee will recognize right-of-use assets and lease liabilities for almost all leases in the balance sheets, and record depreciation and finance cost accordingly. The adoption of IFRS 16 has a material impact on the Group’s consolidated financial statements to certain extent as the Group expects a corresponding increase in its assets and liabilities. In addition, related operating lease expenses will be reclassified as depreciation and finance costs.

The Group has completed the evaluation of the lease portfolio, system optimization and system support upgrade, and applied the standard from its mandatory adoption date of January 1, 2019. The Group has applied the simplified transition approach and not restated comparative amounts for the year prior to first adoption, with the cumulative effect of initial adoption recognized as an adjustment to the opening balance of retained earnings. Right-of-use assets are measured on transition as if the new rules have had always been applied. And lease liability are measured at the present value of the remaining lease payments, discounted using the Group’s incremental borrowing rate at the date of initial application. As a lessee, the Group’s operating lease commitments were RMB220,301 million as of December 31, 2018 (Note 35(b)). The Group will further separate services from leases in 2019. For short-term leases and low value leases, they will be recognized as expenses on a straight-line basis in profit or loss. For variable lease payments that do not depend on an index or a rate, they will be recognized in profit or loss as incurred. For the remaining lease commitments, the Group expects to recognize right-of-use assets and lease liabilities as of January 1, 2019 which results in liabilities to assets ratio increasing by approximately 3.5%.